Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2015	Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events
Note 21 – Subsequent Events
On October 16, 2015, OLS, as borrower, Ocwen and certain subsidiaries of Ocwen, as guarantors, entered into Amendment No. 4 to the Senior Secured Term Loan Facility Agreement and Amendment No. 2 to the Pledge and Security Agreement (the “Amendment”) with the lenders party thereto and Barclays Bank PLC, as administrative agent and collateral agent, pursuant to which certain amendments were made to (i) the SSTL and (ii) the related Pledge and Security Agreement. Effective as of October 20, 2015, the Amendment, among other things:

•	removes, until the fiscal quarter ending June 30, 2017, the interest coverage ratio and corporate leverage ratio financial covenants;

•	establishes a process for designating foreign subsidiaries as subsidiary guarantors under the SSTL;

•	increases our capacity to make certain permitted investments under the investment covenant;

•	expands our ability to exclude certain assets from the collateral securing the SSTL, to the extent necessary to meet regulatory minimum net worth requirements;

•	increases the applicable interest rate margin by 0.50%;

•	requires us to use 100% of the net cash proceeds from future asset sales permitted under the general asset sale basket to prepay the loans under the SSTL;

•	provides for a fee, payable to the lenders on March 31, 2017, equal to 3.0% of the aggregate amount of SSTL loans outstanding as of such date; and

•	makes conforming modifications, as well as adjustments to definitions.
In connection with the Amendment, on October 20, 2015, we voluntarily prepaid $50.0 million of the SSTL. Following the pay down, on October 20, 2015, there was approximately $476.6 million outstanding under the SSTL.

Note 30 — Subsequent Events
Effective January 1, 2015, we elected fair value accounting for a newly-created class of non-Agency MSRs which were previously accounted for using the amortization method. This irrevocable election will apply to all subsequently acquired or originated servicing assets and liabilities that have characteristics consistent with this class. We recorded a cumulative-effect adjustment of $52.0 million (before income taxes) to retained earnings as of January 1, 2015 to reflect the excess of the fair value of these MSRs over their carrying amount. We will subsequently measure these MSRs at fair value at each reporting date and report changes in fair value in earnings in the period in which the changes occur. At December 31, 2014, the UPB and carrying value of the non-Agency MSRs for which the fair value election was made was $195.3 billion and $787.1 million, respectively.
Effective January 16, 2015, William C. Erbey resigned as the Executive Chairman and as a member of the Board of Directors of Ocwen. Also on January 16, 2015, Mr. Erbey resigned as a director, officer and employee of OMS and from any other position he held with Ocwen and its affiliates.
The Retirement Agreement, as approved and ratified by the Board on January 16, 2015, includes certain provisions in favor of Ocwen and certain provisions in favor of Mr. Erbey. Provisions in favor of Ocwen include releases regarding employment-related claims and covenants regarding confidentiality, non-competition (24-month term) and non-solicitation (24-month term) of our employees, customers, vendors, suppliers, licensors, lessors, joint venturers, associates, consultants, agents and partners. Provisions in favor of Mr. Erbey include retirement payments, continued medical coverage for Mr. Erbey and his spouse, continued ability to exercise outstanding Ocwen stock options for the balance of their original term and registration rights for Mr. Erbey in certain circumstances. Retirement payments consist of $725,000 (in dollars) cash severance, $475,000 (in dollars) in lieu of certain relocation benefits, $725,000 (in dollars) dividend on his shares of OMS Class A Preferred Stock and consideration for an annual bonus for 2014.
On March 2, 2015, we entered into an amendment to the SSTL facility agreement. Among other things, the amendment:

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extends the time period for Ocwen to deliver to the lenders the required consolidated financial statements, reports and information for the fiscal year ended December 31, 2014 to 35 days from the due date of its Form 10-K, after giving effect to any extension period permitted under Rule 12b-25 of the Securities Exchange Act of 1934, as amended;

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eliminates the dollar cap on the general asset sale basket and requires Ocwen to use 75% of the net cash proceeds from permitted asset sales under such general asset basket to prepay the loans under the SSTL and, subject to certain conditions, permits Ocwen to use up to 25% of such net cash proceeds to reinvest in assets used in the business of OLS and its subsidiaries within 120 days of receipt thereof (subject to an extension of up to 90 days if a binding agreement is entered into within such 120 days);

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increases the quarterly covenant levels of the corporate leverage ratio to 3-to-1 for the fiscal quarter ended December 31, 2014, and to 3.5-to-1 for the fiscal quarter ended March 31, 2015 and thereafter; and

•	makes certain modifications to the cross default and definition sections.
On March 2, 2015, we signed a letter of intent with a buyer for the sale of MSRs on a portfolio consisting of approximately 277,000 performing Agency loans owned by Fannie Mae with a total UPB of approximately $45.0 billion. This transaction remains subject to approvals by FHFA and Fannie Mae and other customary conditions and is expected to close on June 1, 2015. In connection with this transaction, on April 17, 2015, we entered into a letter agreement with Fannie Mae pursuant to which we will designate a portion of the expected proceeds as pre-payments to secure against certain future obligations. These future obligations include repurchases, indemnifications and various fees. The total cash prepayments are $15.4 million, including $3.2 million paid on April 27, 2015 with the remainder to be paid on June 1, 2015. Another $37.5 million of escrowed collateral will be set aside on June 1, 2015 to secure potential future obligations not covered by the prepaid amount.
On March 18, 2015, we announced that OLS and Green Tree Loan Servicing LLC, an indirectly held, wholly-owned, subsidiary of Walter Investment Management Corp. have signed an agreement in principle for the sale by OLS of residential MSRs on a portfolio consisting of approximately 55,000 largely performing loans owned by Freddie Mac with a total UPB of approximately $9.6 billion. We executed a definitive agreement on April 29, 2015 and initial funding occurred on April 30, 2015. We expect that servicing will begin to transfer on or around June 16, 2015.
On March 24, 2015, we announced that OLS and Nationstar have agreed in principle to the sale by OLS of residential mortgage servicing rights on a portfolio consisting of approximately 142,000 loans owned by Freddie Mac and Fannie Mae with a total UPB of approximately $25.0 billion. We closed on the sale of a portion of these MSRs, with a total UPB of approximately $2.8 billion, on April 30, 2015. The sale of the remaining MSRs, subject to a definitive agreement, approvals by Freddie Mac, Fannie Mae and FHFA and other customary conditions, is expected to close around mid-year.
On March 27, 2015 and March 31, 2015, we completed sales of non-performing and reperforming residential loans held for sale with a total UPB of $42.7 million to an unrelated third party.
On March 31, 2015, OLS closed on a sale agreement with Nationstar for the sale of residential MSRs on a portfolio consisting of 76,000 performing loans owned by Freddie Mac with a UPB of $9.1 billion. We prepaid $73.8 million of our SSTL on the date of closing. Servicing was successfully transferred on April 16, 2015.
On April 6, 2015, OLS entered into Amendment No. 2 to Master Servicing Rights Purchase Agreement and Sale Supplements (the Amendment) with HLSS Holdings, LLC (Holdings), HLSS and MSR-EBO Acquisition LLC (Buyer), which Amendment became effective upon the consummation and closing of the purchase by the Buyer, directly and through HLSS Advances Acquisition Corp., of substantially all of the assets of HLSS. The Amendment revised terms of (i) the Master Servicing Rights Purchase Agreement, dated as of October 1, 2012, as amended by Amendment No. 1 to Master Servicing Rights Purchase Agreement and Sale Supplements, dated as of December 26, 2012 (as so amended, the MSR Purchase Agreement) and (ii) certain sale supplements to the MSR Purchase Agreement (as heretofore amended, supplemented and modified from time to time, the Sale Supplements and, together with the MSR Purchase Agreement, the Original Agreements). In consideration of OLS’ consent to the assignment by HLSS to the Buyer of all HLSS’ right, title and interest in, to and under the Original Agreements, the Amendment, among other things:

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extended the term during which OLS is, subject to the provisions of the amended Original Agreements, entitled to be the named servicer on loans for which Rights to MSRs have been sold to NRZ (along with the associated economic benefits) for two additional years or until April 30, 2020, whichever is earlier, which would depend on the sale date for the applicable Rights to MSRs (existing terms ranged from February 2018 through October 2019 prior to the Amendment);

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provided that such extension will not apply with respect to any servicing agreement that, as of the date that it was scheduled to terminate under the Original Agreements, is affected by an uncured Termination Event (as defined in the Sale Supplements) due to a downgrade of OLS’ servicer rating to “Below Average” or lower by S&P or to “SQ4” or lower by Moody’s;

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provided that the parties will commence negotiating in good faith for an extension of the contract term and the servicing fees payable to OLS no later than six months prior to the end of the applicable term as extended pursuant to the Amendment; and

•	imposed a two year standstill (until April 6, 2017 and subject to certain conditions) on the rights of NRZ to replace OLS as named servicer.
The Amendment also provided that OLS will sell to NRZ, on an exclusive and “as is” basis, all economic beneficial rights to the clean-up call rights OLS is entitled to pursuant to servicing agreements that underlie Rights to MSRs owned by NRZ, for a payment upon exercise of 0.50% of the UPB of all performing mortgage loans (mortgage loans that are current or 30 days or less delinquent) associated with the applicable clean up-call.
In the event there is a future downgrade of OLS’ S&P servicer rating below its current rating of "Average," OLS has also agreed to compensate NRZ for certain increased costs associated with its servicing advance financing facilities, including increased costs of funding, to the extent such costs are the direct result of such downgrade. The Amendment provides that any such compensation, if required, shall not exceed $3.0 million for any calendar month or $36.0 million in the aggregate. In such an event, NRZ has agreed to use commercially reasonable efforts to assist OLS in curing any potential cost increases by obtaining amendments to the relevant financing agreements.
On April 17, 2015, we entered into an amendment to the SSTL facility agreement. Effective as of April 20, 2015, the amendment, among other things:

•	removed, with respect to the 2014 fiscal year, the requirement that our financial statements and the related audit report must be unqualified as to going concern; and

•	extended the required time period for delivery of the 2014 audited financial statements to May 29, 2015.
On April 30, 2015, we announced agreements with Fannie Mae and Freddie Mac to sell portfolios of non-performing loan servicing. We expect these transactions to close over the coming months, with the first transfer on May 1, 2015. These transactions will include payments to the GSEs to assume the delinquent servicing and may, in some cases, include settlements of certain indemnification obligations. We expect these transactions to be cash flow positive as we will be reimbursed for outstanding advances.